EXHIBIT 10.2.2

[***] in this exhibit indicates that a confidential portion of the exhibit has been omitted; such portion has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2
TO AMENDED AND RESTATED DISTRIBUTOR LICENSE AGREEMENT

     THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED DISTRIBUTOR LICENSE AGREEMENT (this “Amendment”) is made and entered into as of May 3, 2003, by and between Orbital Imaging Corporation, a Delaware corporation (“ORBIMAGE”), whose principal place of business is at 21700 Atlantic Boulevard, Dulles, Virginnia 20166 United States of America, Korea Aerospace Industries, Ltd. A corporation organized and existing under the laws of the Korea (“Licensee”), whose principal place of business sis 135, Seosomun-Dong, Jung-Gu, Seoul 100-737 Korea, and [*******************************].

RECITALS

     WHEREAS, ORBIMAGE and Licensee are parties to that certain Amended and Restated Distributor License Agreement, dated September 1, 2000, as amended by Amendment No. 1 dated November 7, 2002 (collectively, the “Agreement”);

     WHEREAS, the Parties desire to amend the Agreement further to, among other things, extended the OrbView-3 System satellite launch deadline to June 30, 2003, and agree that ORBIMAGE will grand MacDonald, Dettwiler and Associates Ltd. (“MDA”) a non-exclusive license to install ORBIMAGE proprietary decompression software in the ground processing system to be delivered by MDA to Licensee and used by Licensee solely for the purpose of processing OrbView-3 System satellite imagery.

     NOW THEREFORE, in consideration of the foregoing recitals, which are incorporated herein by this reference, the mutual covenants, agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Article 1 – Amendments to Section 4 of the Agreement

     (a) ORBIMAGE and Licensee herby amend Section 4 of the Agreement by deleting Section 4(b)(ii) in its entirety and replacing it with the following:

               “(ii) Notwithstanding the foregoing, in the event the OrbView-3 System satellite has not been launched by June 30, 2003, or such rescheduled date mutually agreeable to the parties if the launch is delayed due to a cause attributable to the launch facility and beyond the reasonable control of ORBIMAGE, then ORBIMAGE and Licensee shall each have the option to terminate this Agreement immediately, provided, that written notice of such termination must be delivered to the other party no later than July 15, 2003, or fifteen (15) days after any such rescheduled launch date (or the first business day thereafter if such date falls on a weekend or holiday). In the event this

Agreement is terminated pursuant to this Section 4(b)(ii), neither party shall have any liability to the other party hereunder.”

     (b) ORBIMAGE and Licensee herby amend Section 4 of the Agreement by adding new Section 4(b)(xiii) as follows:

               “(xiii) Grant to MDA a non-exclusive, non-transferable and royalty-free license in form and substance acceptable to ORBIMAGE (the “Software License Agreement”) to install ORBIMAGE proprietary decompression software in the ground processing system to be delivered by MDA to Licensee solely for the purpose of Licensee processing OrbView-3 System satellite imagery. The parties agree that the rights to be granted under the Software License Agreement have a market value of approximately [***********************]. ORBIMAGE shall have no obligation to provide any hardware components to MDA or Licensee that may be necessary or desirable for the operation of the ORBIMAGE proprietary decompression software.”

Article 2 – Miscellanous

     (a) Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

     (b) Except as expressly modified or amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

     (c) This Amendment may be executed in two or more counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

ORIBITAL IMAGING CORPORATION		KOREA AEROSPACE
INDUSTRIES, LTD.

By:	By:

Matthew O’Connell
Chief Executive Officer	Name:

Title:

[**************************************]